THE PENN MUTUAL LIFE INSURANCE COMPANY

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that William C. Goings, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Eileen C. McDonnell and David M. O’Malley, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, any and all Registration Statements and Amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering of variable contracts funded through PENN MUTUAL VARIABLE ANNUITY ACCOUNT III, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall remain in full force and effect until such time as it is revoked in writing by the undersigned or by the Board of Trustees of The Penn Mutual Life Insurance Company. Any party presented this power of attorney may honor it unless such party has actual notice of its revocation.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

Date: 7/24/18

/s/ William C. Goings
William C. Goings
Trustee

THE PENN MUTUAL LIFE INSURANCE COMPANY

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Gerard P. Cuddy, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Eileen C. McDonnell and David M. O’Malley, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, any and all Registration Statements and Amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering of variable contracts funded through PENN MUTUAL VARIABLE ANNUITY ACCOUNT III, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall remain in full force and effect until such time as it is revoked in writing by the undersigned or by the Board of Trustees of The Penn Mutual Life Insurance Company. Any party presented this power of attorney may honor it unless such party has actual notice of its revocation.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

Date: 4/4/19

/s/ Gerard P. Cuddy
Gerard P. Cuddy
Trustee

THE PENN MUTUAL LIFE INSURANCE COMPANY

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Carol J. Johnson, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Eileen C. McDonnell and David M. O’Malley, and each of them singly, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for her and in her name, place and stead, any and all Registration Statements and Amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering of variable contracts funded through PENN MUTUAL VARIABLE ANNUITY ACCOUNT III, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall remain in full force and effect until such time as it is revoked in writing by the undersigned or by the Board of Trustees of The Penn Mutual Life Insurance Company. Any party presented this power of attorney may honor it unless such party has actual notice of its revocation.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.

Date: 7/11/18

/s/ Carol J. Johnson
Carol J. Johnson
Trustee